Exhibit (g)(5)

State Street Bank and Trust Company

Channel Center

One Iron St.

Boston, Massachusetts 02210

Attn: Laura McIntyre, Vice President

Re:	Custodian Services Agreement and Fund Accounting Services Agreement

Ladies and Gentlemen:

Reference is made to that certain Custodian Services Agreement (as amended, the “Custodian Agreement”) and that certain Fund Accounting Services Agreement (as amended, the “Accounting Agreement”), each dated as of October 5, 2012 and each entered into by and between State Street Bank and Trust Company and each Fund on behalf of its Portfolios. Capitalized terms used herein without definition shall have the meanings given to them in the Agreements.

Please be advised that the undersigned Fund has established the following new portfolios (the “New Portfolios”):

Legg Mason ETF Equity Trust

Legg Mason Global Infrastructure ETF

Legg Mason Emerging Markets Low Volatility High Dividend ETF

In accordance with Section 12(d) of the Custodian Agreement and Section 12(c) of the Fund Accounting Agreement, the undersigned Fund hereby requests that your bank act as Custodian and Fund Accounting Agent for the New Portfolio under the terms of the Custodian Agreement and the Fund Accounting Agreement, respectively, which shall be “ETF Portfolios” under the terms and conditions of the Custodian Agreement, as modified by that certain letter dated as of November 20, 2015 solely with regard to the Fund and the ETF Portfolios

Attached as Exhibit A hereto is a replacement of “Exhibit A” to each Agreement, effective as of the date set forth below. The attached Exhibit A is marked to reflect the addition of the New Portfolio.

Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of the Agreements. Please sign below to evidence your consent and agreement to the above.

[signature page follows]

LEGG MASON ETF EQUITY TRUST

By:
Name:
Title:

Consented and Agreed to:

STATE STREET BANK AND TRUST COMPANY

By:
Name:
Title:
Effective Date: , 2016

Exhibit A

Legg Mason ETF Equity Trust

Legg Mason Developed ex-US Diversified Core ETF

Legg Mason Emerging Markets Diversified Core ETF

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Legg Mason Global Infrastructure ETF

Legg Mason International Low Volatility High Dividend ETF

Legg Mason Low Volatility High Dividend ETF

Legg Mason US Diversified Core ETF

Legg Mason Partners Equity Trust

ClearBridge Aggressive Growth Fund

ClearBridge All Cap Value Fund

ClearBridge Appreciation Fund

ClearBridge Dividend Strategy Fund

ClearBridge Energy MLP & Infrastructure Fund

ClearBridge Global Health Care Innovations Fund

ClearBridge International Small Cap Fund

ClearBridge International Value Fund

ClearBridge Large Cap Growth Fund

ClearBridge Large Cap Value Fund

ClearBridge Mid Cap Fund

ClearBridge Mid Cap Growth Fund

ClearBridge Select Fund

ClearBridge Small Cap Growth Fund

ClearBridge Small Cap Value Fund

ClearBridge Sustainability Leaders Fund

ClearBridge Tactical Dividend Income Fund

EnTrustPermal Alternative Core Fund

EnTrustPermal Alternative Select Fund

QS Global Dividend Fund

QS Global Equity Fund

QS International Dividend Fund

QS S&P 500 Index Fund

QS U.S. Large Cap Equity Fund

QS Conservative Growth Fund

QS Defensive Growth Fund

QS Dynamic Multi-Strategy Fund

QS Growth Fund

QS Moderate Growth Fund

Legg Mason Partners Income Trust

Western Asset Adjustable Rate Income Fund

Western Asset California Municipals Fund

Western Asset Corporate Bond Fund

Western Asset Emerging Markets Debt Fund

Western Asset Global High Yield Bond Fund

Western Asset Global Strategic Income Fund

Western Asset Intermediate Maturity California Municipals Fund

Western Asset Intermediate Maturity New York Municipals Fund

Western Asset Intermediate-Term Municipals Fund

Western Asset Managed Municipals Fund

Western Asset Massachusetts Municipals Fund

Western Asset Mortgage Backed Securities Fund

Western Asset Municipal High Income Fund

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Oregon Municipals Fund

Western Asset Pennsylvania Municipals Fund

Western Asset Short Duration High Income Fund

Western Asset Short Duration Municipal Income Fund

Western Asset Short Term Yield Fund

Western Asset Short-Term Bond Fund

Western Asset Ultra Short Obligations Fund

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Aggressive Growth Portfolio

ClearBridge Variable Appreciation Portfolio

ClearBridge Variable Dividend Strategy Portfolio

ClearBridge Variable Large Cap Growth Portfolio

ClearBridge Variable Large Cap Value Portfolio

ClearBridge Variable Mid Cap Portfolio

ClearBridge Variable Small Cap Growth Portfolio

EnTrustPermal Alternative Select VIT Portfolio

QS Legg Mason Dynamic Multi-Strategy VIT Portfolio

QS Variable Conservative Growth

QS Variable Growth

QS Variable Moderate Growth

Legg Mason Partners Variable Income Trust

Western Asset Variable Global High Yield Bond Portfolio

Western Asset Core Plus VIT Portfolio

Legg Mason Partners Money Market Trust

Western Asset California Tax Free Money Market Fund

Western Asset Government Reserves

Western Asset Liquid Reserves

Western Asset New York Tax Free Money Market Fund

Western Asset Tax Free Reserves

Western Asset U.S. Treasury Reserves

Western Asset Prime Obligations Money Market Fund

Legg Mason Partners Institutional Trust

Western Asset SMASh Series C Fund

Western Asset SMASh Series EC Fund

Western Asset SMASh Series M Fund

Western Asset SMASh Series TF Fund

Western Asset Institutional Cash Reserves

Western Asset Institutional Government Reserves

Western Asset Institutional Liquid Reserves

Western Asset Select Tax Free Reserves

Western Asset Institutional U.S. Treasury Obligations Money Market Fund

Western Asset Institutional U.S. Treasury Reserves

Legg Mason Partners Premium Money Market Trust

Western Asset Premium Liquid Reserves

Western Asset Premium U.S. Treasury Reserves

Master Portfolio Trust

Government Portfolio

Liquid Reserves Portfolio

Short Term Yield Portfolio

Tax Free Reserves Portfolio

Ultra Short Obligations Portfolio

U.S. Treasury Obligations Portfolio

U.S. Treasury Reserves Portfolio

ClearBridge American Energy MLP Fund Inc.

ClearBridge Energy MLP Fund Inc.

ClearBridge Energy MLP Opportunity Fund Inc.

ClearBridge Energy MLP Total Return Fund Inc.

Legg Mason BW Global Income Opportunities Fund Inc.

LMP Capital and Income Fund Inc.

Western Asset Corporate Loan Fund Inc. (f/k/a LMP Corporate Loan Fund Inc. until April 1, 2016)

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Income Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global High Income Fund Inc.

Western Asset High Income Fund II Inc.

Western Asset High Income Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset Intermediate Muni Fund Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Managed Municipals Fund Inc.

Western Asset Middle Market Debt Fund Inc.

Western Asset Middle Market Income Fund Inc.

Western Asset Mortgage Defined Opportunity Fund Inc.

Western Asset Municipal Defined Opportunity Trust Inc.

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal Partners Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Worldwide Income Fund Inc.

Legg Mason Global Asset Management Trust

QS Global Market Neutral Fund

QS International Equity Fund

QS U.S. Small Capitalization Equity Fund

Legg Mason BW Absolute Return Opportunities Fund

Legg Mason BW Alternative Credit Fund

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason BW Dynamic Large Cap Value Fund

Legg Mason BW Global Flexible Income Fund

Legg Mason BW Global High Yield Fund

Legg Mason BW Global Macro Fund

Legg Mason BW Global Opportunities Bond Fund

Legg Mason BW International Opportunities Bond Fund

ClearBridge International Growth Fund

ClearBridge Small Cap Fund

ClearBridge Value Trust

QS Strategic Real Return Fund

Miller Income Opportunity Trust

Martin Currie Emerging Markets Fund

Martin Currie International Unconstrained Equity Fund

RARE Global Infrastructure Value Fund

Legg Mason Global Asset Management Variable Trust

Legg Mason BW Absolute Return Opportunities VIT Portfolio

Legg Mason Investment Trust

Legg Mason Opportunity Trust

Legg Mason Funds Trust

ClearBridge Real Estate Opportunities Fund

Western Asset Funds, Inc.

Western Asset Core Bond Fund

Western Asset Core Plus Bond Fund

Western Asset High Yield Fund

Western Asset Inflation Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund

Western Asset Total Return Unconstrained Fund

Western Asset Macro Opportunities Fund

Western Asset Income Fund

Western Asset/Claymore U.S. Inflation Protected Securities Fund

Western Asset/Claymore U.S. Inflation Protected Securities Fund 2

Western Asset Premier Bond Fund

Alternative Select Fund Ltd.

Alternative Select VIT Portfolio, Ltd.

Real Return Fund, Ltd.

Alternative Core Fund, Ltd.

LM BW Global Macro Fund Ltd.

Western Asset/Claymore Inflation-Linked Securities & Income Fund CFC

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund CFC

A-4